Property, plant and equipment, net	12 Months Ended
Dec. 31, 2018
Property, plant and equipment, net
Property, plant and equipment, net

Note 10—Property, plant and equipment, net

“Property, plant and equipment, net” consisted of the following:

	December 31,
($ in millions)	2018	2017
Land and buildings	3,573	3,268
Machinery and equipment	5,624	5,572
Construction in progress	464	511
	9,661	9,351
Accumulated depreciation	(5,528)	(5,547)
Total	4,133	3,804

Assets under capital leases included in “Property, plant and equipment, net” were as follows:

	December 31,
($ in millions)	2018	2017
Land and buildings	171	127
Machinery and equipment	69	81
	240	208
Accumulated depreciation	(122)	(105)
Total	118	103

In 2018, 2017 and 2016 depreciation, including depreciation of assets under capital leases, was $578 million, $549 million and $566 million, respectively. In 2018, 2017 and 2016 there were no significant impairments of property, plant or equipment.